                                                                    EXHIBIT 10.5

================================================================================

                                  SUPPLEMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                                  BY AND AMONG

                             HEALTH CARE REIT, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                       AND

                          KEYBANK NATIONAL ASSOCIATION,
                     AS ADMINISTRATIVE AGENT FOR SUCH BANKS,

                         DEUTSCHE BANK SECURITIES INC.,
                              AS SYNDICATION AGENT

                                       AND

                               UBS SECURITIES LLC,
                             AS DOCUMENTATION AGENT

                                JANUARY 30, 2004

================================================================================

                          KEYBANK NATIONAL ASSOCIATION
                                       AND
                         DEUTSCHE BANK SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

               SUPPLEMENT TO AMENDED AND RESTATED LOAN AGREEMENT

         SUPPLEMENT (this "SUPPLEMENT"), made as of the 30th day of January, 2004, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, the "BORROWERS");

         LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("NEW BANK"); and

         KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");

                              W I T N E S S E T H:

         WHEREAS:

         (A) The Borrowers, the Agent, Deutsche Bank Securities Inc., as Syndication Agent, UBS Securities LLC, as Documentation Agent and the banks signatory thereto (the "EXISTING BANKS") entered into a certain Amended and Restated Loan Agreement dated August 23, 2002 (as amended through the date hereof, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as supplemented hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred to as the "LOAN AGREEMENT");

         (B) Simultaneously with the execution and delivery hereof, the New Bank has agreed to make loans to the Borrowers in the amount set forth opposite its name on the signature page hereto and the Borrowers desire to accept the Revolving Credit Commitment of the New Bank and to cause the New Bank to be added as a "Bank" to the Original Loan Agreement as supplemented hereby, pursuant to Section 2.24 of the Original Loan Agreement; and

         (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. ADDITIONAL BANK.

                  SECTION 1.1 NEW BANK. The New Bank agrees with the Borrowers, the Banks and the Agent that (i) it will abide by the terms of the Original Loan Agreement as amended hereby, and (ii) the Loan Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against it.

                  SECTION 1.2 ADJUSTMENT OF OUTSTANDING LOANS. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrowers from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Revolving Credit Commitments, after giving effect to the additional Revolving Credit Commitments of the New Bank. The Borrowers agree and consent to the terms of this Section 1.2.

                  SECTION 1.3 ISSUANCE OF NOTE. In order to evidence the Loans to be made by the New Bank, the Borrowers shall execute and deliver to the New Bank, simultaneously with the execution and delivery hereof, a promissory note payable to the order of the New Bank in substantially the form of Exhibit A annexed hereto (the "LASALLE NOTE").

                  SECTION 1.4 GENERAL. (a) All references in the Original Loan Agreement or any other Loan Document to the "Revolving Credit Commitment(s)", the "Note(s)", the "Second Substituted Note(s)" and the "Loan Documents" shall be deemed to include, respectively, the Revolving Credit Commitment of the New Bank, the LaSalle Note and the Loan Documents as defined in the Original Loan Agreement together with, and as supplemented by, this Supplement, the LaSalle Note and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                           (b)      All references in the Original Loan
Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as supplemented hereby.

                           (c)      The Original Loan Agreement and the other
Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Supplement.

         ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

                  (a) The Borrowers hereby confirm, reaffirm and restate to the New Bank and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

                  (b) The execution, delivery and performance by each Borrower of this Supplement and the LaSalle Note are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Supplement and the LaSalle Note are the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Supplement and the LaSalle Note do not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

         ARTICLE 3. CONDITIONS TO EFFECTIVENESS OF THIS SUPPLEMENT.

                  This Supplement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                  (a) This Supplement shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and the New Bank.

                  (b) The Borrowers shall have executed and delivered to the New Bank the LaSalle Note.

                  (c) The Borrowers shall pay to the Agents all fees payable to the New Bank in connection with this Supplement.

                  (d) The Agent shall have received a Compliance Certificate from the Borrowers dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Supplement, no Default or Event of Default shall exist, shall be true.

                  (e) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 4. MISCELLANEOUS.

                  SECTION 4.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement" shall be deemed to refer to the Original Loan Agreement, as supplemented by this Supplement, (ii) the terms "Note(s)" and "Second Substituted Note(s)" shall be deemed to refer to and include the LaSalle Note, (iii) the term "this Agreement" shall be deemed to refer to this Supplement; and (iv) the terms "hereunder" and "hereto" shall be deemed to refer to this Supplement.

                  SECTION 4.2 CONTINUED EFFECTIVENESS. Except as amended or supplemented hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  SECTION 4.3 COUNTERPARTS. This Supplement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed on the date first above written.

                                 HEALTH CARE REIT, INC.
                                 HCRI PENNSYLVANIA PROPERTIES, INC.
                                 HCRI TEXAS PROPERTIES, INC.
                                 HCRI TEXAS PROPERTIES, LTD.
                                     BY HEALTH CARE REIT, INC.,
                                     ITS GENERAL PARTNER
                                 HCRI NEVADA PROPERTIES, INC.
                                 HCRI LOUISIANA PROPERTIES, L.P.
                                     BY HCRI SOUTHERN INVESTMENTS I, INC.,
                                     ITS GENERAL PARTNER
                                 HEALTH CARE REIT INTERNATIONAL, INC.
                                 HCN ATLANTIC GP, INC.
                                 HCN ATLANTIC LP, INC.
                                 HCN BCC HOLDINGS, INC.
                                 HCRI INDIANA PROPERTIES, INC.
                                 HCRI INDIANA PROPERTIES, LLC
                                     BY HEALTH CARE REIT, INC.,
                                     ITS MEMBER
                                 HCRI LIMITED HOLDINGS, INC.
                                 HCRI MASSACHUSETTS PROPERTIES, INC.
                                 HCRI MASSACHUSETTS PROPERTIES TRUST
                                     BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                     ITS TRUSTEE
                                 HCRI HOLDINGS TRUST
                                     BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                     ITS TRUSTEE
                                 HCRI NORTH CAROLINA PROPERTIES, LLC
                                     BY NORTH CAROLINA PROPERTIES I, INC.
                                     ITS MEMBER
                                 HCRI SOUTHERN INVESTMENTS I, INC.
                                 HCRI TENNESSEE PROPERTIES, INC.
                                 PENNSYLVANIA BCC PROPERTIES, INC.
                                 HCRI KENTUCKY PROPERTIES, LLC
                                     BY HEALTH CARE REIT, INC.
                                     ITS MEMBER
                                 HCRI MASSACHUSETTS PROPERTIES TRUST II
                                     BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                     ITS TRUSTEE
                                 HCRI SATYR HILL, LLC
                                     BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                     HCRI MARYLAND PROPERTIES, LLC
                                     ITS MEMBER
                                 HCRI FRIENDSHIP, LLC
                                     BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                     HCRI MARYLAND PROPERTIES, LLC
                                     ITS MEMBER
                                 HCRI ST. CHARLES, LLC
                                     BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                     HCRI MARYLAND PROPERTIES, LLC
                                     ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                         HCRI MARYLAND PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI LAUREL, LLC
                             BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                             HCRI MARYLAND PROPERTIES, LLC
                             ITS MEMBER
                         HCRI NORTH CAROLINA PROPERTIES I, INC.
                         HCRI NORTH CAROLINA PROPERTIES III, LIMITED PARTNERSHIP
                             BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                             ITS GENERAL PARTNER
                         HCRI NORTH CAROLINA PROPERTIES II, INC.
                         HCRI WISCONSIN PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI MISSISSIPPI PROPERTIES, INC.
                         HCRI ILLINOIS PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI MISSOURI PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI SURGICAL PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI TUCSON PROPERTIES, INC.
                         HCRI INVESTMENTS, INC.
                         HCRI CHICAGO PROPERTIES, INC.

                         BY /s/ GEORGE L. CHAPMAN
                            -------------------------------------------
                            CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Supplement to Amended and Restated Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Supplement to Amended and Restated Loan Agreement separately for each of the above named entities.

                             Health Care REIT, Inc.
       Signature Page to Supplement to Amended and Restated Loan Agreement
                          Dated as of January 30, 2004

                                      KEYBANK NATIONAL ASSOCIATION,
                                        AS ADMINISTRATIVE AGENT

                                      By: /s/ F. Donald Kelly III
                                          -------------------------------------
                                          Name:  F. Donald Kelly III
                                          Title: Vice President

                             Health Care REIT, Inc.
       Signature Page to Supplement to Amended and Restated Loan Agreement
                          Dated as of January 30, 2004

REVOLVING CREDIT COMMITMENT:

$25,000,000                                 LASALLE BANK NATIONAL ASSOCIATION

                                            By: /s/ Robert E. Goeckel
                                                ----------------------------
                                                Name:  Robert E. Goeckel
                                                Title: AVP

                                            Lending Office for Base Rate Loans
                                            and LIBOR Loans:

                                            LaSalle Bank National Association
                                            135 S. LaSalle Street
                                            Suite 1225
                                            Chicago, Illinois 60603
                                            Attention: Candy Danckaert

                                            Address for Notices:
                                            LaSalle Bank National Association
                                            135 S. LaSalle Street
                                            Suite 1225
                                            Chicago, Illinois 60603
                                            Attention: Robert Goeckel

                                            Telecopier: (312) 904-6691

                             Health Care REIT, Inc.
       Signature Page to Supplement to Amended and Restated Loan Agreement
                          Dated as of January 30, 2004

                                    EXHIBIT 1
              TO SUPPLEMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
             HEALTH CARE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                                LIST OF BORROWERS

                                                                                        STATE OF
NAME OF BORROWER                                                                      ORGANIZATION
----------------                                                                      ------------
Health Care REIT, Inc.                                                                  Delaware
HCRI Pennsylvania Properties, Inc.                                                    Pennsylvania
HCRI Texas Properties, Inc.                                                             Delaware
HCRI Texas Properties, Ltd.                                                               Texas
HCRI Nevada Properties, Inc.                                                             Nevada
HCRI Louisiana Properties, L.P.                                                         Delaware
Health Care REIT International, Inc.                                                    Delaware
HCN Atlantic GP, Inc.                                                                   Delaware
HCN Atlantic LP, Inc.                                                                   Delaware
HCN BCC Holdings, Inc.                                                                  Delaware
HCRI Indiana Properties, Inc.                                                           Delaware
HCRI Indiana Properties, LLC                                                             Indiana
HCRI Limited Holdings, Inc.                                                             Delaware
HCRI Massachusetts Properties Trust                                                   Massachusetts
HCRI Massachusetts Properties, Inc.                                                     Delaware
HCRI Holdings Trust                                                                   Massachusetts
HCRI North Carolina Properties, LLC                                                     Delaware
HCRI Southern Investments I, Inc.                                                       Delaware
HCRI Tennessee Properties, Inc.                                                         Delaware
Pennsylvania BCC Properties, Inc.                                                     Pennsylvania
HCRI Kentucky Properties, LLC                                                           Kentucky
HCRI Massachusetts Properties Trust II                                                Massachusetts
HCRI Satyr Hill, LLC                                                                    Virginia
HCRI Friendship, LLC                                                                    Virginia
HCRI St. Charles, LLC                                                                   Virginia
HCRI Maryland Properties, LLC                                                           Maryland
HCRI Laurel, LLC                                                                        Maryland
HCRI North Carolina Properties I, Inc.                                               North Carolina
HCRI North Carolina Properties III, Limited Partnership                              North Carolina
HCRI North Carolina Properties II, Inc.                                              North Carolina
HCRI Wisconsin Properties, LLC                                                          Wisconsin
HCRI Mississippi Properties, Inc.                                                      Mississippi
HCRI Illinois Properties, LLC                                                           Delaware
HCRI Missouri Properties, LLC                                                           Delaware
HCRI Surgical Properties, LLC                                                             Ohio
HCRI Tucson Properties, Inc.                                                            Delaware
HCRI Investments, Inc.                                                                  Delaware
HCRI Chicago Properties, Inc.                                                           Delaware

                                    EXHIBIT A
              TO SUPPLEMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
             HEALTH CARE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT

                              FORM OF LASALLE NOTE

$25,000,000.00                                           DATED: JANUARY 30, 2004

                  FOR VALUE RECEIVED, each of the undersigned (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "BANK") on the Revolving Credit Commitment Termination Date, the principal sum of TWENTY-FIVE MILLION ($25,000,000.00) DOLLARS, or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Loans outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Agreement and calculated as provided therein.

                  All indebtedness outstanding under this Second Substituted Note shall bear interest (computed in the same manner as interest on this Second Substituted Note prior to the relevant due date) at the applicable Post-Default Rate for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent, and all of such interest shall be payable on demand.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

                  Payments of both principal and interest on this Second Substituted Note are to be made to the office of KeyBank National Association, as Agent, at 127 Public Square, Cleveland, Ohio 44114-1306 or such other place as the holder hereof shall designate to the Borrowers in writing, in lawful money of the United States of America in immediately available funds.

                  This Second Substituted Note is one of the Second Substituted Notes referred to in, and is entitled to the benefits of, the Amended and Restated Loan Agreement dated August 23, 2002, as amended by Amendment No. 1 to Amended and Restated Loan Agreement dated of May 15, 2003 by and among the Borrowers, the Banks signatory thereto and the Agent, by Amendment No. 2 to Amended and Restated Loan Agreement dated as of August 26, 2003 by and among the Borrowers, the Banks signatory thereto and the Agent, and by Amendment No. 3 to Amended and Restated Loan Agreement dated as December 19, 2003 by and among the Borrowers, the Banks signatory thereto and the Agent and as supplemented by Supplement to Amended and Restated Loan Agreement dated as of January 30, 2004 by and among the Borrowers, the Bank and the Agent (as so amended and supplemented, and as it may be further amended, modified or supplemented from time to time, the "AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  The Bank is hereby authorized by the Borrowers to record on the schedule to this Second Substituted Note (or on a supplemental schedule thereto) the amount of each Loan made by the Bank to the Borrowers and the amount of each payment or repayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrowers hereunder in respect of this Second Substituted Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

                  Upon the occurrence of any Event of Default, the principal amount and accrued interest on this Second Substituted Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

                  The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Second Substituted Note.

                  THIS SECOND SUBSTITUTED NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                         [Signatures on Following Page]

                                HEALTH CARE REIT, INC.
                                HCRI PENNSYLVANIA PROPERTIES, INC.
                                HCRI TEXAS PROPERTIES, INC.
                                HCRI TEXAS PROPERTIES, LTD.
                                    BY HEALTH CARE REIT, INC.,
                                    ITS GENERAL PARTNER
                                HCRI NEVADA PROPERTIES, INC.
                                HCRI LOUISIANA PROPERTIES, L.P.
                                    BY HCRI SOUTHERN INVESTMENTS I, INC.,
                                    ITS GENERAL PARTNER
                                HEALTH CARE REIT INTERNATIONAL, INC.
                                HCN ATLANTIC GP, INC.
                                HCN ATLANTIC LP, INC.
                                HCN BCC HOLDINGS, INC.
                                HCRI INDIANA PROPERTIES, INC.
                                HCRI INDIANA PROPERTIES, LLC
                                    BY HEALTH CARE REIT, INC.,
                                    ITS MEMBER
                                HCRI LIMITED HOLDINGS, INC.
                                HCRI MASSACHUSETTS PROPERTIES, INC.
                                HCRI MASSACHUSETTS PROPERTIES TRUST
                                    BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                    ITS TRUSTEE
                                HCRI HOLDINGS TRUST
                                    BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                    ITS TRUSTEE
                                HCRI NORTH CAROLINA PROPERTIES, LLC
                                    BY NORTH CAROLINA PROPERTIES I, INC.
                                    ITS MEMBER
                                HCRI SOUTHERN INVESTMENTS I, INC.
                                HCRI TENNESSEE PROPERTIES, INC.
                                PENNSYLVANIA BCC PROPERTIES, INC.
                                HCRI KENTUCKY PROPERTIES, LLC
                                    BY HEALTH CARE REIT, INC.
                                    ITS MEMBER
                                HCRI MASSACHUSETTS PROPERTIES TRUST II
                                    BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                    ITS TRUSTEE
                                HCRI SATYR HILL, LLC
                                    BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                    HCRI MARYLAND PROPERTIES, LLC
                                    ITS MEMBER
                                HCRI FRIENDSHIP, LLC
                                    BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                    HCRI MARYLAND PROPERTIES, LLC
                                    ITS MEMBER
                                HCRI ST. CHARLES, LLC
                                    BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                    HCRI MARYLAND PROPERTIES, LLC
                                    ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                         HCRI MARYLAND PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI LAUREL, LLC
                             BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                             HCRI MARYLAND PROPERTIES, LLC
                             ITS MEMBER
                         HCRI NORTH CAROLINA PROPERTIES I, INC.
                         HCRI NORTH CAROLINA PROPERTIES III, LIMITED PARTNERSHIP
                             BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                             ITS GENERAL PARTNER
                         HCRI NORTH CAROLINA PROPERTIES II, INC.
                         HCRI WISCONSIN PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI MISSISSIPPI PROPERTIES, INC.
                         HCRI ILLINOIS PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI MISSOURI PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI SURGICAL PROPERTIES, LLC
                             BY HEALTH CARE REIT, INC.
                             ITS MEMBER
                         HCRI TUCSON PROPERTIES, INC.
                         HCRI INVESTMENTS, INC.
                         HCRI CHICAGO PROPERTIES, INC.

                         BY_____________________________________________
                           CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Second Substituted Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Second Substituted Note separately for each of the above named entities.

                                                                      SCHEDULE A

                               PRINCIPAL PAYMENTS

                 Second Substituted Note dated January 30, 2004
                             payable to the order of
                        LASALLE BANK NATIONAL ASSOCIATION

                                            Interest Period
                                            (if other than a
                          Principal             Base Rate               Amount           Unpaid
                          Amount of             Loan) and            of Principal       Principal          Notation
        Date                Loan              Interest Rate             Repaid           Balance           Made By
        ----                ----              -------------             ------           -------           -------
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